SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 26, 2006


                           CAROLINA NATIONAL CORPORATION




Incorporated under the     Commission File No. 000-50257      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  571101005


                                 1350 Main Street

                          Columbia, South Carolina 29201

                             Telephone: 803-779-0411


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrants Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On April 26, 2006, the board of directors of the registrant approved a deferred fee plan for members of the board of directors of the registrant and its subsidiary, Carolina National Bank and Trust Company, who are not employees of the registrant or subsidiary.

Under the terms of the plan, the chairman of the board of directors will receive an annual fee of $10,000 for his service as chairman of the board of directors and the executive committee of the board of directors of the registrant and subsidiary, and for assisting with shareholder relations for the registrant.

Each other member of the board of directors of the registrant and subsidiary will receive cash payments for attending meetings as follows: Directors will receive $500 for each board meeting attended. The chairman of each of the registrant's or subsidiary's asset/liability committee, audit and compliance committee and long range planning committee will receive $300 for each committee meeting chaired, and each member of these committees, and the members of the registrant's and subsidiary's executive committee, will receive $200 for each committee meeting attended. The chairman of the subsidiary's loan committee will receive $400 for each meeting chaired, and each member of the loan committee will receive $300 for each meeting of the loan committee attended.

Each director will have the option to elect for fees to be paid in cash or used to purchase shares of the registrant's common stock directly from the registrant at a price equal to the closing price of the shares on the Nasdaq Capital Market on the last trading day prior to the purchase.

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

2006 First Quarter Earnings

     Please see Exhibit 99 for the Registrant's 2006 first quarter earnings release.

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)         Exhibit 99   Registrant's 2006 First Quarter Earnings Release



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CAROLINA NATIONAL CORPORATION
                                   (Registrant)



Date:  April 28, 2006              By: s/Roger B. Whaley
                                    --------------------------------------------
                                    Roger B. Whaley
                                    President